Exhibit 99.1
For Release November 25, 2014
1:05 p.m. Pacific
PRESS RELEASE
Investor Contact:
Jane Underwood
Infoblox
408.986.5493
junderwood@infoblox.com
Media Contact:
Mike Langberg
Infoblox
408.986.5697
mlangberg@infoblox.com

Infoblox Reports First Quarter of Fiscal 2015 Results
Company Reports Record Revenue

SANTA CLARA, Calif., November 25, 2014 — Infoblox (NYSE:BLOX), the network control company, today reported its financial results for its first fiscal quarter ended October 31, 2014. Total net revenue for the first quarter of fiscal 2015 was a record $66.7 million, an increase of 5.0% on a year-over-year basis.
On a GAAP basis, the Company reported a net loss of $10.2 million, or $0.18 net loss per fully diluted share, for the first quarter of fiscal 2015, compared with a net loss of $2.5 million, or $0.05 net loss per fully diluted share, for the first quarter of fiscal 2014.
The Company reported non-GAAP net income of $3.0 million, or $0.05 diluted net income per share on a non-GAAP weighted-average share basis, for the first quarter of fiscal 2015, compared with non-GAAP net income of $7.1 million, or $0.12 diluted net income per share on a non-GAAP weighted-average share basis, for the first quarter of fiscal 2014. The GAAP to non-GAAP reconciling items for the first quarters of fiscal years 2015 and 2014 can be found in the "Reconciliation of GAAP to Non-GAAP Financial Measures" attached to this press release.

“We were pleased with our execution in the quarter, and our ability to deliver top- and bottom-line results that exceeded our expectations,” said Robert Thomas, president and chief executive officer of Infoblox. “During the quarter, we made good progress in new customer acquisition and added some marquee names. The EMEA region also helped drive our performance and was up 14% year-over-year. Finally, both our security and private cloud offerings also performed well, with revenue up quarter-over-quarter. We believe Infoblox is well positioned to maintain its momentum in Fiscal 2015, due to a combination of ongoing demand for our DDI solutions, along with a growing pipeline of security and private cloud opportunities.”

Financial Outlook
Infoblox announced its outlook of anticipated results for the second quarter ending January 31, 2015. This outlook is based on a number of assumptions that it believes are reasonable at the time of this earnings release. Information regarding potential risks that could cause the actual results to differ from these forward-looking statements is set forth below and in Infoblox’s filings with the Securities and Exchange Commission.
For the second fiscal quarter ending January 31, 2015, the Company currently expects:
•Total net revenue in the range of $66.5 million to $68.5 million;
•Non-GAAP gross margin to be in the range of 78% to 79%;
•Non-GAAP operating margin in the range of 4.0% to 5.0%; and
•Non-GAAP diluted net income per share ("non-GAAP EPS") to be in the range of $0.04 to $0.05, assuming approximately 59 million shares on a non-GAAP diluted weighted-average share basis.
About Non-GAAP Financial Measures
To supplement our financial results presented in accordance with Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables and the related earnings conference call contain certain non-GAAP financial measures, including non-GAAP gross profit and gross margin, non-GAAP operating income and operating margin, non-GAAP net income, non-GAAP EPS and non-GAAP diluted weighted-average shares outstanding. We also provide second fiscal quarter 2015 estimates for non-GAAP gross margin, non-GAAP operating margin, non-GAAP EPS and non-GAAP diluted weighted-average shares outstanding. We believe these non-GAAP financial measures are helpful in understanding our past financial performance and future results. Our non-GAAP financial measures should not be considered in isolation or as a substitute for comparable GAAP measures and should be read in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand and manage our business and forecast future periods. These non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies. Our non-GAAP financial measures include adjustments based on the following items:
Stock-based compensation expenses: We have excluded the effect of stock-based compensation from our non-GAAP operating results. Although stock-based compensation is a key incentive offered to our employees, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.
Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP operating results. Amortization of intangible assets is a non-cash expense, and it is not part of our core operations. Investors should note that the use of intangible assets contributed to revenues earned during the periods presented and will contribute to future period revenues as well.
Income tax adjustment: For non-GAAP purposes, our interim U.S. income tax provision is recognized based on the percentage of year-to-date non-GAAP pre-tax income (loss) over projected fiscal 2015 non-GAAP pre-tax income (loss).
Acquisition related expenses: Acquisition related expenses may include transaction costs, costs for transitional employees, other acquired employee related retention costs, integration related professional services, adjustments to the fair value of the acquisition related contingent consideration, and the write-down of certain acquired in-progress research and development intangibles. We believe that to the extent we incur significant expenses in connection with our acquisitions, it is useful for investors to understand the effects of these items on our total operating expenses.

Our non-GAAP Financial Measures are described as follows:
Non-GAAP gross profit and gross margin. Non-GAAP gross profit is gross profit as reported on our consolidated statements of operations, excluding the impact of stock-based compensation and intangible asset amortization expense. Non-GAAP gross margin is non-GAAP gross profit divided by net revenue.
Non-GAAP operating income and operating margin. Non-GAAP operating income is income (loss) from operations as reported on our consolidated statements of operations, excluding the impact of stock-based compensation, intangible asset amortization expense and acquisition related expenses. Non-GAAP operating margin is non-GAAP operating income divided by net revenue.
Non-GAAP net income and non-GAAP EPS. Non-GAAP net income is net income (loss) as reported on our consolidated statements of operations, excluding the impact of stock-based compensation, intangible asset amortization expense, income tax adjustment and acquisition related expenses. Non-GAAP EPS is non-GAAP net income divided by non-GAAP diluted weighted-average shares outstanding.
For reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled, “Reconciliation of GAAP to Non-GAAP Financial Measures.”

Conference Call & Webcast
Management will host a conference call today, November 25, 2014, at 1:30 p.m. PST/4:30 p.m. EST to discuss its fiscal first quarter 2015 financial results. To access the call, investors may dial 800-230-1059 (domestic) or 612-234-9959 (international) at least 10 minutes prior to the scheduled start of the call. A live webcast of the call will also be available on the corporate website at: http://ir.infoblox.com. An archive of the webcast will be available to the company’s website and a taped reply will be available for one week at 800-475-6701 (domestic) or 320-365-3844 (international), passcode 343682.
About Infoblox
Infoblox (NYSE:BLOX) delivers network control solutions, the fundamental technology that connects end users, devices, and networks. These solutions enable approximately 7,700 enterprises and service providers to transform, secure, and scale complex networks. Infoblox helps take the burden of complex network control out of human hands, reduce costs, and increase security, accuracy, and uptime. Infoblox (www.infoblox.com) is headquartered in Santa Clara, California and has operations in over 25 countries.

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Cautionary Statement
All statements in this release that are not statements of historical fact, including but not limited to the quotation attributable to Mr. Thomas and the statements under “Financial Outlook” are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause our actual results to differ materially, including, but not limited to: unexpected delays in the delivery of our solutions, particularly at the end of the quarter; changes in demand for automated network control solutions; the market acceptance of our products; the fluctuations in our gross margins; the concentration of our customer base; competitive developments including pricing pressures; our ability to manage operating expenses effectively; and the general economic, industry or political conditions in the United States or internationally.
For a detailed discussion of these and other risk factors, please refer to our filings with the Securities and Exchange Commission, which are available on our investor relations Web site (http://ir.infoblox.com/) and on the SEC’s Web site (www.sec.gov).
All information provided in this release and in the attachments is as of November 25, 2014, and stockholders of Infoblox are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date such statements are made. Infoblox does not undertake any obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after this November 25, 2014 press release, or to reflect the occurrence of unanticipated events.

INFOBLOX INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - GAAP BASIS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended
	October 31, 2014	July 31, 2014	October 31, 2013
Net revenue:
Products and licenses	$31,508	$32,022	$35,962
Services	35,211	32,893	27,559
Total net revenue	66,719	64,915	63,521
Cost of revenue:
Products and licenses	7,467	7,235	7,887
Services	7,467	7,352	5,821
Total cost of revenue	14,934	14,587	13,708
Gross profit	51,785	50,328	49,813
Operating expenses:
Research and development	14,570	13,670	11,600
Sales and marketing	38,455	38,038	33,131
General and administrative	7,960	7,948	6,986
Total operating expenses	60,985	59,656	51,717
Loss from operations	(9,200)	(9,328)	(1,904)
Other income (expense), net	(190)	62	(101)
Loss before provision for income taxes	(9,390)	(9,266)	(2,005)
Provision for income taxes	820	266	544
Net loss	$(10,210)	$(9,532)	$(2,549)
Net loss per share - basic and diluted	$(0.18)	$(0.17)	$(0.05)
Weighted-average shares used in computing basic and diluted net loss per share	55,371	54,727	52,274

INFOBLOX INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(Unaudited)

	Three Months Ended
	October 31, 2014	July 31, 2014	October 31, 2013
Gross Profit Reconciliation:
GAAP gross profit	$51,785	$50,328	$49,813
Stock-based compensation expense	1,203	1,002	704
Amortization of intangible assets	290	290	254
Non-GAAP gross profit	$53,278	$51,620	$50,771
Gross Margin Reconciliation:
GAAP gross margin	77.6%	77.5%	78.4%
Stock-based compensation expense	1.8	1.5	1.1
Amortization of intangible assets	0.5	0.5	0.4
Non-GAAP gross margin	79.9%	79.5%	79.9%
Operating Income (Loss) Reconciliation:
GAAP operating loss	$(9,200)	$(9,328)	$(1,904)
Stock-based compensation expense	12,222	10,832	9,041
Amortization of intangible assets	617	617	581
Non-GAAP operating income	$3,639	$2,121	$7,718
Operating Margin Reconciliation:
GAAP operating margin	(13.8%)	(14.4%)	(3.0%)
Stock-based compensation expense	18.4	16.7	14.2
Amortization of intangible assets	0.9	0.9	0.9
Non-GAAP operating margin	5.5%	3.2%	12.1%
Net Income (Loss) Reconciliation:
GAAP net loss	$(10,210)	$(9,532)	$(2,549)
Stock-based compensation expense	12,222	10,832	9,041
Amortization of intangible assets	617	617	581
Income tax adjustment	335	—	—
Non-GAAP net income	$2,964	$1,917	$7,073

Non-GAAP EPS	$0.05	$0.03	$0.12
Shares used in Computing non-GAAP EPS Reconciliation:
Diluted shares:
Weighted-average shares used in calculating GAAP diluted net loss per share	55,371	54,727	52,274
Additional dilutive securities for non-GAAP income	1,299	1,375	5,452
Weighted-average shares used in calculating non-GAAP diluted net income per share	56,670	56,102	57,726

INFOBLOX INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except per share data)

	October 31, 2014	July 31, 2014
	(Unaudited)	(a)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$79,544	$78,535
Short-term investments	202,438	191,316
Accounts receivable, net	36,321	36,420
Inventory	7,323	6,345
Deferred tax assets	285	285
Prepaid expenses and other current assets	7,178	7,221
Total current assets	333,089	320,122
Property and equipment, net	18,784	18,785
Restricted cash	3,514	3,516
Intangible assets, net	3,479	4,096
Goodwill	33,293	33,293
Other assets	710	756
TOTAL ASSETS	$392,869	$380,568
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and accrued liabilities	$16,274	$15,648
Accrued compensation	15,237	13,197
Deferred revenue, net	86,127	81,964
Total current liabilities	117,638	110,809
Deferred revenue, net	35,128	34,149
Deferred tax liability	341	285
Other liabilities	5,821	6,029
TOTAL LIABILITIES	158,928	151,272
STOCKHOLDERS’ EQUITY:
Convertible preferred stock, $0.0001 par value per share—5,000 shares authorized; no shares issued or outstanding	—	—
Common stock, $0.0001 par value per share—100,000 shares authorized; 55,780 shares and 55,065 shares issued and outstanding as of October 31, 2014 and July 31, 2014	6	6
Additional paid-in capital	380,697	365,833
Accumulated other comprehensive loss	(93)	(84)
Accumulated deficit	(146,669)	(136,459)
TOTAL STOCKHOLDERS’ EQUITY	233,941	229,296
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$392,869	$380,568

(a) Derived from the July 31, 2014 audited consolidated financial statements.

INFOBLOX INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended October 31,
	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(10,210)	$(2,549)
Adjustments to reconcile net loss to net cash provided by operating activities:
Stock-based compensation	12,222	9,041
Depreciation and amortization	2,213	2,105
Excess tax benefits from employee stock plans	(600)	(441)
Other	598	144
Changes in operating assets and liabilities:
Accounts receivable, net	99	(917)
Inventory	(978)	(818)
Prepaid expenses, other current assets and other assets	597	759
Accounts payable and accrued liabilities	1,380	1,517
Accrued compensation	2,040	1,137
Deferred revenue, net	5,142	5,117
Other liabilities	(208)	(189)
Net cash provided by operating activities	12,295	14,906
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of short-term investments	(32,577)	(27,067)
Proceeds from maturities of short-term investments	20,340	21,560
Proceeds from sales of short-term investments	1,001	—
Purchases of property and equipment	(1,751)	(1,507)
Net cash used in investing activities	(12,987)	(7,014)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock under the employee stock plans	1,535	6,080
Excess tax benefits from employee stock plans	600	441
Net cash provided by financing activities	2,135	6,521

Effect of foreign exchange rate changes on cash and cash equivalents	(434)	—

NET INCREASE IN CASH AND CASH EQUIVALENTS	1,009	14,413
CASH AND CASH EQUIVALENTS—Beginning of period	78,535	69,828
CASH AND CASH EQUIVALENTS—End of period	$79,544	$84,241
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Purchases of property and equipment not yet paid	$328	$203
Cash paid for income taxes, net	$172	$117
Change in liability due to vesting of early exercised stock options, net	$13	$17